                           THE MULTI-SECTOR MORTGAGE
                            SECURITIES PORTFOLIO III


     Compass Capital Funds(SM) (the "Fund") consists of 31 investment portfolios. This Prospectus relates to shares ("Institutional Shares" or "Shares") representing interests in the Multi-Sector Mortgage Securities Portfolio III (the "Portfolio"). The Portfolio seeks to provide a total rate of return before fees and expenses over rolling twelve-month periods that exceeds the total rate of return of the Salomon Broad Investment Grade Index over the same periods by at least 1.60% on an annualized basis. The securities in which the Portfolio may invest include, but are not limited to, Commercial and Residential Mortgage-Backed Securities, collateralized mortgage obligations, real estate mortgage investment conduits, adjustable rate mortgages and U.S. Treasury and agency securities. The Portfolio will maintain a dollar-weighted average credit quality of at least BBB/Baa2, with U.S. Government securities being assigned a AAA rating.

     Investments in the Portfolio may include securities having a credit quality below investment grade. Such securities, also called "junk bonds," are considered to be speculative and may be subject to special risks, including a greater risk of loss of principal and non-payment of interest. See "Description of Securities -- Lower Rated Securities" and "Risk Factors".

     Institutional Shares of the Portfolio are sold at net asset value to institutional investors ("Institutions").

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of Additional Information ("SAI") currently dated January 1, 1997, as revised from time to time, has been filed with the Securities and Exchange Commission (the "SEC"). The current Statement of Additional Information may be obtained free of charge from the Fund by calling (800) 422-6538. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.




PROSPECTUS                                                       January 1, 1997

INTRODUCTION

--------------------------------------------------------------------------------

     The Fund is an open-end management investment company which has registered shares in 31 investment portfolios, of which only the Portfolio is described in this Prospectus.

Portfolio Management

     BlackRock Financial Management Inc. ("BlackRock" or the "Adviser") serves as investment adviser to the Portfolio. The investment adviser is an indirect wholly-owned subsidiary of PNC Bank Corp.

The Administrators

     Compass Capital Group, Inc. ("CCG"), PFPC Inc. ("PFPC") and Compass Distributors, Inc. ("CDI") serve as the Fund's administrators (collectively, the "Administrators").

The Distributor

     Compass Distributors, Inc. (the "Distributor") serves as the Fund's distributor.

                                 Expense Table

Annual Portfolio Operating Expenses (As a Percentage of Average Net Assets)


Advisory fees/(a)/......................................    .25%
Other expenses (after expense reimbursements)/(b)/......    .12%
                                                            ---
Total Portfolio operating expenses/(b)/............... .    .37%
                                                            ====

_______________
     (a) BlackRock reserves the right in its sole discretion to reduce the advisory fee charged to the Portfolio.
     (b) BlackRock has agreed to cap the "Other expenses" for the Portfolio at this level. Without fee waivers and expense reimbursements, "Other expenses" would be .26% and "Total Portfolio Operating expenses" would be .51%.

Example

     An investor in Institutional Shares would pay the following expenses on a $1,000 investment in Shares of the Portfolio, assuming (1) 5% annual return, and
(2) redemption at the end of each time period:

                                      One    Three    Five    Ten
                                      Year   Years    Years   Years
                                      ----   -----    -----   -----

Multi-Sector Mortgage Securities
   Portfolio III..................    $4     $12      $21     $47

     The foregoing Expense Table and Example are intended to assist investors in understanding the Portfolio's estimated annual operating expenses with respect to Institutional Shares based on the level of such expenses during its most recent fiscal period ended September 30, 1996. Investors bear these expenses either directly or indirectly. See "Financial Highlights--Background," "Management," "Purchase and Redemption of Shares" and "Description of Shares" for a more complete description of shareholder transaction expenses and operating expenses. The Expense Table and Example do not reflect any charges that may be imposed by Institutions directly on their customer accounts in connection with investments in the Portfolio. In addition to the compensation itemized above, certain broker-dealers and/or their salespersons may receive certain compensation for the sale and distribution of shares or for services to the Portfolio. For additional information regarding such compensation, see "Investment Advisory, Administration, Distribution and Servicing Arrangements" in the Statement of Additional Information.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

Certain Risk Factors to Consider

     An investment in the Portfolio is subject to certain investment considerations, as set forth in detail under "Investment Policies." As with other mutual funds, there can be no assurance that the Portfolio will achieve its investment objective. The following are some of these considerations. The Portfolio may invest in both Commercial Mortgage-Backed Securities and Residential Mortgage-Backed Securities. The Portfolio may invest in lower credit quality securities, which are commonly referred to as "junk bonds." The Portfolio is classified as non-diversified under the Investment Company Act of 1940 (the "1940 Act"). The Portfolio (subject to limitations described herein) may use various other investment management techniques that also involve special considerations including purchasing illiquid securities, engaging in hedging transactions, selling listed and over-the-counter covered call options, making forward commitments, entering into repurchase agreements, purchasing securities on a when-issued basis, entering into interest rate swaps and purchasing or selling interest rate caps and floors. For further discussion of these practices and the associated risks and special considerations, see "Description of Securities," "Other Investment Practices" and "Risk Factors."

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

                                   Background

     The Portfolio commenced investment operations on October 6, 1994 as a separate investment portfolio (the "Predecessor Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland corporation. On April 26, 1996, the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history. The Predecessor Portfolio also received investment advisory services from BlackRock.

     The following financial information has been derived from the financial statements incorporated by reference into the Statement of Additional Information and has been audited by the Portfolio's independent accountant. Additional information about the performance of the Portfolio is contained in the Portfolio's annual report. Both the Statement of Additional Information and the Portfolio's annual report may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus. During the period shown, the Portfolio offered one class of shares to institutional investors.

                                            The Multi-Sector
                                            Mortgage Securities
                                             Portfolio III
--------------------------------------------------------------------------------

                                Six Months                        October 6,
                                  Ended          Nine Months       1994/(a)/
                              September 30,         Ended           Through
                                   1996        March 31, 1996    June 30, 1995
                             ----------------  ---------------  ---------------
 PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning
 of period                         $1,019.41        $1,068.11        $1,000.00
  Net investment income (b)            38.33            61.37            55.81
  Net realized and
   unrealized gain (loss)
    on investments.........            (3.33)           (9.06)           68.11
Net increase                       ----------       ---------        ---------
    from investment
     operations............            35.00            52.31           123.92
                                   ----------       ---------        ---------
Dividends from net
 investment income                    (38.33)          (61.37)          (55.81)
 Distributions from net
 realized capital gains....               --           (39.64)              --

  Total dividends and              ---------        ---------        ---------
   distributions                      (38.33)         (101.01)          (55.81)
                                   ----------       ---------        ---------
Net asset value, end of
 period                            $1,016.08        $1,019.41        $1,068.11
                                   ==========       =========        =========

TOTAL INVESTMENT RETURN (c)             3.53%            5.02%           12.78%
RATIOS TO AVERAGE NET
 ASSETS:
Expenses (b)(d)                         0.37%            0.37%            .037%
Net investment income (b)(d)            7.60%            7.77%            7.54%
SUPPLEMENTAL DATA:
Average net assets (in             $ 119,550         $115,362        $ 103,332
 thousands)
Portfolio turnover                        24%             119%             215%
Net assets, end of period
 (in thousands)                    $ 121,738         $117,569        $ 112,810

==============================================================================

(a)  Commencement of investment operations.

(b) The Adviser waived fees amounting to $85,659, $3,652 and $56,269 for the periods ended September 30, 1996, March 31, 1996 and June 30, 1995, respectively. Net investment income would have been $37.38, $61.37 and $55.28 on a per share basis for the periods ended September 30, 1996, March 31, 1996 and June 30, 1995, respectively, in the absence of fee waivers. The ratio of net operating expenses to average net assets would have been 0.51%, 0.37% and 0.45% for the periods ended September 30, 1996, March 31, 1996 and June 30, 1995, respectively, in the absence of fee waivers. The net investment ratios would have been 7.45%, 7.76% and 7.46%, for the periods ended September 30, 1996, March 31, 1996 and June 30, 1995, respectively, in the absence of fee waivers.

(c) Total investment return is calculated assuming a purchase of common stock at net asset value per share on the first day and a sale at net asset value per share on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at the net asset value per share on the payment date.

(d)  Annualized.

     The information above represents audited operating performance based on an average share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements.

INVESTMENT POLICIES
--------------------------------------------------------------------------------

     The following describes briefly the investment objective and policies of the Portfolio. Certain instruments and techniques discussed in this section are described in greater detail later in this Prospectus and in the Statement of Additional Information ("SAI").

The Adviser's Analysis of Opportunities in the Commercial and Residential Mortgage-Backed Securities Markets

     Commercial and non-agency Residential Mortgage-Backed Securities are among the highest yielding, call protected, domestic, fixed-income securities across all rating categories. Under current market conditions, the Adviser believes that investments in non-agency mortgage securities (which include Commercial and non-agency Residential Mortgage-Backed Securities) provide attractive investment opportunities. This is due to several factors, including the developing nature of the Commercial and non-agency Residential Mortgage-Backed Securities markets, the restructuring of the real estate loans underlying non-agency mortgage securities, the infusion of capital to the real estate market and the Adviser's expectation of no further significant deterioration of real estate property values.

     The construction boom of the early 1980's resulted in the oversupply of developed commercial and residential real estate. This oversupply led to high vacancy rates and, coupled with declining rental rates, led to a decline in real estate values in the late 1980's and early 1990's. Real estate loans originated in the early and mid-1980's were issued during a period of higher real estate values. The subsequent rise in delinquencies and losses for lenders has led to new mortgage origination standards which incorporate less optimistic assumptions concerning rent growth and occupancy. Mortgages originated during this period of higher values may be restructured or renegotiated to reflect current market conditions. The resulting non-agency mortgage securities have underlying loans with LTV ratios that the Adviser believes more accurately reflect current market values and allow the Adviser to better assess credit exposure.

     Many sophisticated investors have recently become active participants in the commercial real estate market, which has brought new equity into these types of investments. The increased issuance of real estate investment trusts ("REITs") has been another source of new equity. The Adviser believes that this infusion of equity, combined with more conservative real estate valuations, as well as the dislocation of traditional lenders provides a strong foundation for the continued issuance of Commercial and non-agency Residential Mortgage-Backed Securities.

     The Adviser expects that a recovery of the real estate market in general would have a positive effect on investments in non-agency Mortgage-Backed Securities. Market indicators are beginning to show positive trends, with declines in commercial mortgage delinquencies and defaults. Additionally, the second quarter of 1993 brought the first positive quarterly total return on real estate investments in two years, as measured by the Russell-NCREIF Index, which tracks the performance of U.S. commercial real estate.

     The Resolution Trust Corporation (the "RTC") entered the non-agency Mortgage-Backed Securities market as a significant participant by securitizing non-agency mortgage loans in June of 1991, packaging certain mortgages it acquired as receiver of failed savings and loans. The RTC, in addition to other entities, has securitized commercial and non-agency residential mortgages, aggregating in excess of $22 billion of Commercial Mortgage-Backed Securities and $200 billion of Residential Mortgage-Backed Securities created from January, 1987 to December, 1992. As a result of the significant decline in real estate values in the U.S. in the late 1980's and early 1990's and in conjunction with their efforts to improve the creditworthiness of financial institutions, regulators such as the National Association of Insurance Commissioners (the "NAIC") and the Bank for International Settlements (the "BIS") set more stringent capital requirements for assets including real estate holdings. These requirements have led traditional real estate leaders largely to withdraw from lending to real estate borrowers and to seek a secondary market outlet for these mortgage loans and for real estate borrowers to seek financing from non-traditional lenders. The Adviser believes that, as a result, banks and insurance companies will increasingly take advantage of the secondary market to dispose of real estate holdings and borrowers will utilize the capital markets as a major source of financing.

     The Adviser believes that the establishment by rating agencies of standardized rating criteria has helped further the development of the secondary market for commercial and non-agency residential Mortgage-Backed Securities. Unlike the securitization of traditional residential mortgages, which are eligible for principal and interest guarantees from government agencies such as the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"), the securitization of commercial and non-agency residential mortgages may require other forms of credit enhancement, including the senior/subordinated security structure, reserve funds and third-party letters of credit. The senior/subordinated structure was developed in the 1980's to create a senior security which would be highly rated and attractive to a wide range of investors. The subordinated security, which was designed to absorb credit losses on the underlying mortgages and therefore reduce the exposure of senior securities from such losses, was generally either retained by the issuer or sold to a sophisticated investor in a negotiated transaction. In the current environment, the subordinated securities are further segmented into a hierarchy of loss positions. This allows many different classes of securities to be created, with varying degrees of credit exposure, prepayment exposure and potential total return.

     Based on investor demand for certain securities (which depends in part on a combination of rating, yield spread and maturity) the issuer of a senior/subordinated structure typically works closely with the rating agencies to determine the credit support levels required to achieve the desired rating for each security class. The specific structure created dictates the priority for the allocation of available cash flows on the underlying mortgages. The senior classes generally receive the first available cash flows of both interest and principal, while the subordinated classes typically receive only interest until the senior and higher ranked subordinated classes are paid down. Any principal losses experienced on the underlying properties are generally absorbed first by the equity holder and then by the cash reserve fund and letters of credit, if any are present in the structure, and then by the "first loss" subordinated security holder to the extent of its principal balance and then by the next subordinated classes, in order of their respective position in the structure.

     The Adviser believes that the development of the secondary market for Commercial and non-agency Residential Mortgage-Backed Securities has created significant opportunities for investing in the lower-rated and non-rated classes of these securities. Furthermore, the Adviser believes that there is sufficient liquidity in this secondary market for the Portfolio to accomplish its investment objectives. The Adviser believes that many of the lower-rated and non-rated Commercial Mortgage-Backed Securities are subject to less prepayment risk than is the case with Residential Mortgage-Backed Securities because of structural features of the underlying mortgage loans and the fact that they are entitled to repayment only after more senior classes are paid. Such securities therefore offer an opportunity for attractive yields, which the Adviser believes more than compensates investors for assuming the credit risk associated with such securities. The Adviser believes this sector of the Mortgage-Backed Securities market is likely to realize expansion similar to that which the agency residential Mortgage-Backed Securities market experienced in the late 1980's, where the earlier investors benefitted greatly as the market improved and expanded.

 Investment Objective

     The Portfolio's investment objective is to seek to provide a total rate of return before fees and expenses over rolling twelve-month periods that exceeds the total return of the Salomon Broad Investment Grade Index over the same periods by at least 1.60% on an annualized basis. The Portfolio will not invest in Asset-Backed Securities, bank or corporate debt securities other than money market instruments, or non-rated securities (other than for U.S Government securities), and will maintain a dollar-weighted average credit quality of at least BBB by Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Duff & Phelps Inc. ("D&P") or Fitch Investors Service ("Fitch") or Baa2 by Moody's Investors Service, Inc. ("Moody's"), with U.S. Government securities being assigned a AAA rating. The Portfolio will maintain a targeted duration within 20% shorter or longer than the then current duration of the Salomon Broad Investment Grade Index. Duration is a measure of the expected life of a fixed income security on a present value basis and is indicative of a security's price "volatility" or "risk" associated with changes in interest rates. The Portfolio seeks to meet its objective by investing in a range of agency and non-agency Mortgage-Backed Securities, including primarily senior and subordinated tranches of residential, commercial, multi-family and agricultural mortgage securities. The securities in which the Portfolio may invest include, but are not limited to, collateralized mortgage obligations, real estate mortgage investment conduits, adjustable rate mortgages and U.S. Treasury and agency securities.
The Portfolio will limit to 20% of net assets its investments in U.S. Government securities that are not also Mortgage-Backed Securities. The Portfolio may invest in lower rated securities. Such securities are commonly referred to as "junk bonds" and have a higher risk of default of principal and interest.
During temporary defensive periods and in order to keep cash on hand fully invested, the Portfolio may invest in money market instruments.

     In determining which Mortgage-Backed Securities the Portfolio will purchase, the Adviser will consider, among other factors, the following: characteristics of the underlying mortgage loan, including LTV and debt service coverage ratio, loan seasoning, and refinancing risk; characteristics of the underlying property, including diversity of the loan pool, occupancy and leasing, and competitiveness in the pertinent market; economic, environmental and local considerations; deal structure, including historical performance of the originator, subordination percentages and reserve fund balances; and structural participants such as administrators and servicers.

     In addition to examining the relative value of the investments, the Adviser's disciplined approach to investments for the Portfolio will include considerable interaction with rating agencies, extensive review of due diligence by underwriters and rating agencies, confirmation of debt service coverage ratios and stress testing of security cash flows. The Adviser also will select investments which will vary the Portfolio by underlying property types, geographic regions and industry exposure. In this regard, the Portfolio will not purchase any commercial Mortgage-Backed Security ("CMBS") if, giving effect thereto, (i) the net assets of the Portfolio constituting CMBS that are directly or indirectly secured by or payable out of cash flow from the same pool of collateral would increase and would account for more than 10% of the Portfolio's net assets, or (ii) the net assets of the Portfolio attributable to CMBS backed by the same pool of collateral would increase and the Portfolio would own more than 25% of the currently outstanding principal amount of CMBS that are directly or indirectly secured by or payable out of cash flow from the same pool of collateral. In addition, the Portfolio will not, except during any three-month period after any month in which its net assets have increased by more than 30%, purchase any CMBS if, giving effect thereto, (i) the net assets of the Portfolio constituting CMBS that are directly or indirectly secured by or payable out of cash flow from properties located within a single state of the U.S. would increase and would account for more than 25% of the Portfolio's net assets or (ii) the net assets of the Portfolio constituting CMBS that are directly or indirectly secured by or payable out of cash flow from office properties would increase and would account for more than 33%, or from hotel and motel properties would increase and would account for more than 20%, or from any one of multi-family, cooperative, industrial and warehouse, retail and shopping mall, mobile home park, nursing home and senior living center or hospital properties would increase and would account for more than 75% of the Portfolio's net assets, or (iii) the net assets of the Portfolio constituting particular issuances of CMBS that are directly or indirectly secured by or payable out of cash flow from single properties would increase and would account for more than 50% of the Portfolio's net assets. For the foregoing purpose, a CMBS will be considered to be secured by or payable out of the cash flow from a property only in the proportion that the outstanding principal amount of the mortgage loan relating to such property and backing such security bears to the sum of the outstanding principal amount of all mortgage loans backing such security. If the Portfolio's asset composition in any of the foregoing categories subsequently exceeds 110% of the related percentage limitation for any reason, the Portfolio will take such action as may be necessary so that within 60 days after the occurrence of such excess the relevant percentage limitation is again satisfied. The Portfolio will not invest in any issuance of Mortgage-Backed Securities more than 5% of the principal amount of the collateral of which at the time of issuance is single-family residential and agricultural properties in the aggregate.

 Investment Restrictions

     The Portfolio has also adopted a number of fundamental investment restrictions which may not be changed without the approval of the Portfolio's outstanding voting securities. The SAI sets forth these restrictions in full. In addition, the Portfolio's investment objective is fundamental and may not be changed without such shareholder approval.

     The Portfolio has also adopted several non-fundamental portfolio investment limitations. The Portfolio will not modify any of its non-fundamental portfolio investment limitations without providing at least 60 days prior written notice of such modification to its shareholders.

Description of Securities

     The following describes certain types of securities in which the Portfolio may invest:

     Commercial Mortgage-Backed Securities

     Commercial Mortgage-Backed Securities are generally multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multi-family properties and cooperative apartments, hotels and motels, nursing homes, hospitals, senior living centers and agricultural property. The commercial mortgage loans that underlie Commercial Mortgage-Backed Securities have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Unlike most single family residential mortgages, commercial real property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination. This difference in prepayment exposure is significant due to extraordinarily high levels of refinancing of traditional residential mortgages experienced over the past years as mortgage rates reached 25 year lows. Assets underlying Commercial Mortgage-Backed Securities may relate to only a few properties or to a single property. See "Risk Factors."

     Commercial Mortgage-Backed Securities have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored Commercial Mortgage-Backed Securities offerings include owners of commercial properties, originators of and investors in mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The Portfolio may from time to time purchase Commercial Mortgage-Backed Securities directly from issuers in negotiated transactions or from a holder of such Commercial Mortgage-Backed Securities in the secondary market.

     Commercial Mortgage-Backed Securities generally are structured to protect the senior class investors against potential losses on the underlying mortgage loans. This is generally provided by the subordinated class investors, which may be included in the Portfolio, by taking the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes, including the subordinated classes in which the Portfolio intends to invest, may include issuer guarantees, reserve funds, additional subordinated securities, cross-collateralization, over-collateralization and the equity investors in the underlying properties.

     By adjusting the priority of interest and principal payments on each class of a given Commercial Mortgage-Backed Security, issuers are able to issue senior investment grade securities and lower rated or non-rated subordinated securities tailored to meet the needs of sophisticated institutional investors. In general, subordinated classes of Commercial Mortgage-Backed Securities are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such subordinated classes are subject to a substantially greater risk of nonpayment than are senior classes of Commercial Mortgage-Backed Securities. Even within a class of subordinate securities, most Commercial Mortgage-Backed Securities are structured with a hierarchy of levels (or "loss positions"). Loss positions are the order in which non-recoverable losses of principal are applied to the securities within a given structure. For instance, a first loss subordinate security will absorb any principal losses before any higher loss position subordinate security. This type of structure allows a number of classes of securities to be created with varying degrees of credit exposure, prepayment exposure and potential total return.

     Subordinated classes of Commercial Mortgage-Backed Securities have more recently been structured to meet specific investor preferences and issuer constraints and have different priorities for cash flow and loss absorption. As previously discussed, from a credit perspective, they are structured to absorb any credit-related losses prior to the senior class. The principal cash flow characteristics of subordinated classes are designed to be among the most stable in the Mortgage-Backed Securities market, the probability of prepayment being much lower than with traditional Residential Mortgage-Backed Securities. This characteristic is primarily due to the structural feature that directs the application of principal payments first to the senior classes until they are retired before the subordinated classes receive any prepayments. While this serves to enhance the credit protection of the senior classes, it produces subordinated classes with more stable average lives. Subject to the applicable provisions of the 1940 Act, there are no limitations on the classes of Commercial Mortgage-Backed Securities in which the Portfolio may invest. Accordingly, in certain circumstances, the Portfolio may recover proportionally less of its investment in a Commercial Mortgage-Backed Security than the holders of more senior classes of the same Commercial Mortgage-Backed Security.

     The rating assigned to a given issue and class of Commercial Mortgage-Backed Securities is a product of many factors, including the structure of the security, the level of subordination, the quality and adequacy of the collateral, and the past performance of the originators and servicing companies. The rating of any Commercial Mortgage-Backed Security is determined to a substantial degree by the debt service coverage ratio (i.e., the ratio of current net operating income from the commercial properties, in the aggregate, to the current debt service obligations on the properties) and the LTV ratio of the pooled properties. The amount of the securities issued in any one rating category is determined by the rating agencies after a rigorous credit rating process which includes analysis of the issuer, servicer and property manager, as well as verification of the LTV and debt service coverage ratios. LTV ratios may be particularly important in the case of commercial mortgages because most commercial mortgage loans provide that the lender's sole remedy in the event of a default is against the mortgaged property, and the lender is not permitted to pursue remedies with respect to other assets of the borrower. Accordingly, loan-to-value ratios may, in certain circumstances, determine the amount realized by the holder of the Commercial Mortgaged-Backed Security.

     Residential Mortgage-Backed Securities

     The Portfolio also expects to invest in Residential Mortgage-Backed Securities that are Mortgage-Backed Securities representing participation interests in pools of single-family residential mortgage loans originated by private mortgage originators. Traditionally, Residential Mortgage-Backed Securities were issued by governmental agencies such as Fannie Mae, Freddie Mac and Ginnie Mae. The Portfolio intends to invest in those securities issued by nongovernmental agencies as well as governmental agencies. Nongovernmental entities that have issued or sponsored Residential Mortgage-Backed Securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Residential Mortgage-Backed Securities, similar to Commercial Mortgage-Backed Securities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes.

     While single-family residential loans do not typically have prepayment penalties or restrictions, as commercial mortgage loans often do, Residential Mortgage-Backed Securities are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected.

     The types of agency and non-agency Commercial and Residential Mortgage-Backed Securities in which the Portfolio may invest shall include, but not be limited to, the following securities:

     Mortgage-Related Securities Issued by U.S. Government Agencies and Instrumentalities. The Portfolio may invest in Mortgage-Backed Securities issued by agencies or instrumentalities of the U.S. Government including GNMA, FNMA and FHLMC. The U.S. Government or the issuing agency guarantees the payment of interest and principal on these securities. However, the guarantees do not extend to the securities' yield or value, nor do the guarantees extend to the yield or value of the Portfolio's shares. These securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the security, net of certain fees. See "Mortgage-Backed Securities" in the SAI.

     Private Mortgage Pass-Through Securities. Private mortgage pass-through securities are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed either by GNMA, FNMA or FHLMC certificates or by a pool of fixed rate or adjustable rate mortgage loans. Securities which are backed by a pool of fixed rate or adjustable rate mortgage loans generally are structured with one or more types of credit enhancement. See "Types of Credit Enhancement" in the SAI.

     Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates ("ARMs"). ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index. See "Adjustable Rate Mortgage Securities" in the SAI.

     Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities.
Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through certificates. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC"). See "Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities" in the SAI.

     Miscellaneous. The Portfolio may from time to time purchase in the secondary market certain mortgage pass-through securities packaged and master serviced by PNC Mortgage Securities Corp. (or Sears Mortgage if PNC Mortgage Securities Corp. succeeded to rights and duties of Sears Mortgage) or mortgage-related securities containing loans or mortgages originated by PNC Bank or its affiliates. It is possible that under some circumstances, PNC Mortgage Securities Corp. or its affiliates could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against PNC Mortgage Securities Corp. or its affiliates.

     Lower Rated Securities. The Mortgage-Backed Securities in which the Portfolio may invest may be lower rated (i.e., have a credit quality below investment grade) subordinated classes. Investments in such lower rated securities are subject to special risks, including a greater risk of loss of principal and non-payment of interest. An investor should carefully consider the following factors before purchasing shares of the Portfolio. The Portfolio (i) will not invest in securities (other than U.S. Government securities) that are not rated at least B by S&P, D&P or Fitch or B2 by Moody's at the time of investment; (ii) will not invest in securities (other than U.S. Government securities) not rated by at least one of the foregoing organizations at the time of investment; (iii) will not invest more than 12.5% of its assets in securities that are rated below BB-/Ba3 by any of the foregoing organizations; and (iv) will not invest more than 25% of its assets in securities that are rated below BBB-/Baa3 by any of the foregoing organizations. In the case of short-term money market instruments and short-term commingled funds the applicable rating requirement will be A2/P2. Split rated securities will be accounted for at the lower rating. If any security held in its portfolio is downgraded such that the Portfolio would not be able at that time to make an investment in such security, the Portfolio will sell such security within 30 days after such downgrade. The Portfolio will maintain a dollar-weighted average credit quality of at least BBB/Baa2, with U.S. Government securities assigned a AAA rating. In order to calculate the average credit quality of the Portfolio, the Portfolio will assign sequential numbers to each of the 20 rating categories from AAA to D, multiply the value of each instrument by the rating equivalent number assigned to its lowest rating, sum all of such products, divide the aggregate by the net asset value of the Portfolio and convert the number back to its equivalent rating symbol.

     Generally, lower rated securities offer a higher return potential than higher rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower rated securities will likely have large uncertainties or major risk exposure to adverse conditions and are predominately speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the Portfolio, with a commensurate effect on the value of the Portfolio's shares. While the market values of lower rated securities tend to react less to fluctuations in interest rate levels than do those of higher rated securities, the market values of certain of these securities also tend to be more sensitive to changes in economic conditions than higher rated securities. In addition, lower rated securities generally present a higher degree of credit risk. The Portfolio may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

     Securities which are rated BB by S&P, D&P and Fitch and Ba by Moody's have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. A general description of the bond ratings of Moody's, S&P, D&P and Fitch is set forth in Appendix A to the Prospectus.

     In general, the ratings of nationally recognized statistical rating organizations represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the Portfolio as initial criteria for the selection of portfolio securities, but the Portfolio also will rely upon the independent advice of the Adviser to evaluate potential investments.

     U.S. Government Securities

     U.S. Treasury Securities. The Portfolio will invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     Securities Issued or Guaranteed by U.S. Government Agencies and Instrumentalities. The Portfolio may invest in securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including, but not limited to, GNMA, FNMA and FHLMC securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to FNMA or FHLMC. GNMA, FNMA and FHLMC investments by the Portfolio may also include pass-through securities, CMOs and certain other Mortgage-Backed Securities.

     Bank and Corporate Debt Securities

     The Portfolio may not invest in bank or corporate debt securities except that it may invest in money market instruments for temporary defensive purposes and in order to keep cash on hand fully invested. Such instruments include but are not limited to notes, certificates of deposit, bankers' acceptances and commercial paper.

     Floating Rate and Index Obligations

     The Portfolio may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with an underlying index or price. These securities may be backed by U.S. Government or corporate issuers, or by collateral such as mortgages. In certain cases, a change in the underlying index or price may have a leveraging effect on the periodic coupon payments, creating larger possible swings in the prices of such securities than would be expected when taking into account their maturities alone. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. However, the Portfolio will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Portfolio could not invest.

     Floating rate securities pay interest according to a coupon which is reset periodically. This reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. The coupon is usually reset daily, weekly, monthly, quarterly or semi-annually, but other schedules are possible. Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates. If their underlying index is not an interest rate, or the reset mechanism lags the movement of rates in the current market, greater price volatility may be experienced.

     Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss is realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

     Illiquid Securities

     Illiquid securities are subject to legal or contractual restrictions on disposition or lack an established secondary trading market. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. The Portfolio may purchase certain restricted securities up to 15% of its net assets eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 and may treat such securities as being liquid if the Adviser determines, pursuant to procedures adopted by the Trust's Board of Trustees, that a sufficient secondary market does exist for such securities. See the SAI for a further discussion of illiquid securities.

Other Investment Practices.

     Duration Management and Other Management Techniques

     As a basic element of its overall investment strategy the Portfolio intends to use a variety of other investment management techniques and instruments. A more complete description of such techniques is contained in the SAI. The Portfolio may purchase and sell futures contracts, enter into various interest rate transactions such as swaps, caps and floors and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts (collectively, "Additional Investment Management Techniques"). These Additional Investment Management Techniques may be used for duration management and other risk management to attempt to protect against possible changes in the market value of the Portfolio resulting from trends in the debt securities markets and changes in interest rates, to protect the Portfolio's unrealized gains in the value of its securities holdings, to facilitate the sale of such securities for investment purposes and to establish a position in the securities markets as a temporary substitute for purchasing particular securities. There is no particular strategy that requires use of one technique rather than another as the decision to use any particular strategy or instrument is a function of market conditions and the composition of the portfolio. See Appendix B "General Characteristics and Risks of Additional Investment Management Techniques."

     Additional Investment Management Techniques present certain risks. With respect to hedging and risk management, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Portfolio's position. In addition, certain instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, the Portfolio may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments predominantly for hedging should tend to minimize the risk of loss due to a decline in the value of the position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Portfolio to successfully utilize Additional Investment Management Techniques will depend on the Adviser's ability to predict pertinent market movements and sufficient correlations, which cannot be assured.

Finally, the daily deposit requirements in futures contracts that the Portfolio has sold create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to the use of Additional Investment Management Techniques will reduce net asset value.

     In selecting counterparties for OTC hedging and risk management transactions, the Portfolio will adhere to the following minimum ratings: (i) with respect to an OTC derivative instrument with a remaining nominal maturity of six months or less, a Moody's Derivative Counterparty Rating of A3; (ii) with respect to an OTC derivative instrument with a remaining maturity of more than six months, a Moody's Derivative Counterparty Rating of AA3. If the counterparty does not have a Moody's counterparty rating, then either the Moody's or S&P long-term securities rating of A3/A- (with respect to category
(i) above) or Aa3/AA-(with respect to category (ii) above) may be used as a substitute. In addition, all such counterparties must have a minimum short-term rating of A-1 by Moody's and P-1 by S&P. If a counterparty drops below the minimum ratings, then the Portfolio will seek to unwind existing agreements with such counterparty in a cost-effective manner and will be prohibited from entering into new agreements with the counterparty so long as the counterparty's rating is below the relevant minimum.

     The principal risks relating to the use of futures contracts and other Additional Investment Management Techniques are: (a) less than perfect correlation between the prices of the instrument and the market value of the securities in the Portfolio's holdings; (b) possible lack of a liquid secondary market for closing out a position in such instruments; (c) losses resulting from interest rate or other market movements not anticipated by the Adviser; and (d) the obligation to meet additional variation margin or other payment requirements, all of which could result in the Portfolio being in a worse position than if such techniques had not been used. See Appendix B "General Characteristics and Risks of Additional Investment Management Techniques" and the Statement of Additional Information for further information.

     The Portfolio may also purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date outside the normal course of settlement for securities of that type. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian cash or other liquid debt securities with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Portfolio. There is always a risk that the securities may not be delivered and that the Portfolio may incur a loss. Settlements in the ordinary course, which typically occur monthly for mortgage-related securities, are not treated by the Portfolio as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

     Repurchase Agreements

     The Portfolio may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed upon date. These agreements may be made with respect to any of the securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities and will be entered into in accordance with the requirements of the SEC. The Portfolio will not enter into any repurchase agreement with respect to securities other than U.S. Government securities and mortgage-backed securities. The value of the collateral for such repurchase agreement marked-to-market at the end of each business day will be at least 102% of the amount of the repurchase agreement. The Portfolio will not enter into any repurchase agreement the term of which exceeds 90 days.

Risk Factors

     Commercial Mortgage-Backed Securities and Residential Mortgage-Backed Securities. Investments in Commercial Mortgage-Backed Securities involve the credit risks of delinquency and default. Delinquency refers to interruptions in the payment of interest and principal. Default refers to the potential for unrecoverable principal loss from the sale of foreclosed property. These risks include the risks inherent in the commercial mortgage loans which support such Commercial Mortgage-Backed Securities and the risks associated with direct ownership of real estate. This may be especially true in the case of Commercial Mortgage-Backed Securities secured by, or evidencing an interest in, a relatively small or less diverse pool of commercial mortgage loans. The factors contributing to these risks include the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes.

     While the credit quality of the Commercial Mortgage-Backed Securities in which the Portfolio may invest will reflect the perceived likelihood of future cash flows to meet operating expenses and cash flow requirements, the underlying commercial properties may not be able to continue to generate income to meet their operating expenses and cash flow requirements (mainly debt service, lease payments, capital expenditures, taxes, maintenance, insurance and tenant improvements) as a result of any of the factors mentioned above. Consequently, the obligors under commercial mortgages may be unable to make payments of interest in a timely fashion, increasing the risk of default on a related Commercial Mortgage-Backed Security. In addition, the repayment of the commercial mortgage loans underlying Commercial Mortgage-Backed Securities will typically depend upon the future availability of financing and the stability of real estate property values.

     The commercial mortgage loans that underlie Commercial Mortgage-Backed Securities have certain distinct characteristics. Commercial mortgage loans are generally not amortizing or not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Most commercial mortgage loans are nonrecourse obligations of the borrower, meaning that the sole remedy of the lender in the event of a default is to foreclose upon the collateral. As a result, in the event of default by a borrower, recourse may be had only against the specified property pledged to secure the loan and not against the borrower's other assets. If borrowers are not able or willing to refinance or dispose of the property to pay the principal balance due at maturity, payments on the subordinated classes of the related Commercial Mortgage-Backed Security are likely to be adversely affected. The ultimate extent of the loss, if any, to the subordinated classes may only be determined after the foreclosure of the mortgage encumbering the property and, if the mortgagee takes title to the property, upon liquidation of the property.
Factors such as the title of the property, its physical condition and financial performance, as well as governmental disclosure requirements with respect to the condition of the property, may make a third party unwilling to purchase the property at a foreclosure sale or for a price sufficient to satisfy the obligations with respect to the related Commercial Mortgage-Backed Securities. The condition of a property may deteriorate during foreclosure proceedings. Certain obligors on underlying mortgages may become subject to bankruptcy proceedings, in which case the amount and timing of amounts due under the related Commercial Mortgage-Backed Securities may be materially adversely affected.

     In general, any losses on a given Commercial Mortgage-Backed Security will be absorbed first by the equity holder, then by a cash reserve fund or letter of credit, if any, and then by the "first loss" subordinated security to the extent of its principal balance. Because the Portfolio intends to invest in subordinated classes of Commercial Mortgage-Backed Securities, there can be no assurances that in the event of default and the exhaustion of equity support, the reserve fund and any debt classes junior to those in which the Portfolio invests, the Portfolio will be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued by the originator, or if mortgage values subsequently decline, the Portfolio may hold the "first loss" position in certain Commercial Mortgage-Backed Securities ahead of the more senior debt holders, which may result in significant losses. Many of the lower-rated Commercial Mortgage-Backed Securities are subject to less prepayment risk than in the case of Residential Mortgage-Backed Securities because of structural features of the underlying mortgage loans and the fact that they are entitled to repayment only after more senior classes are paid.

     Investments in Residential Mortgage-Backed Securities involve the credit risks that affect interest and principal cash flows similar to the credit risks of Commercial Mortgage-Backed Securities discussed above, as well as the prepayment risks associated with the possibility that prepayments of principal generally may be made at any time without penalty. Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors. Changes in the rate of prepayments on a Residential Mortgage-Backed Security may change the yield to maturity of the security and amounts available for reinvestment from such securities by the Portfolio are likely to be greater during periods of relatively low or declining interest rates and therefore are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced in recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Because the Portfolio expects to invest in subordinated Residential Mortgage-Backed Securities, the prioritization of cash flows from mortgages under the Residential Mortgage-Backed Securities in favor of the senior classes generally reduces this prepayment risk.

     Investing in Lower Credit Quality Securities. An investor should recognize that the lower-rated Commercial and Residential Mortgage-Backed Securities in which the Portfolio may invest have speculative characteristics. The prices of lower credit quality securities, which are commonly referred to as "junk bonds," have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual issuer developments. Securities rated lower than B by S&P and Moody's, including bonds rated as low as D by S&P or C by Moody's, can be regarded as having extremely poor prospects of ever attaining any real investment standing and may be in default with payment of interest and/or repayment of principal in arrears. A projection of an economic downturn or the advent of a recession, for example, could cause a decline in the price of lower credit quality securities because the advent of a recession could lessen the ability of obligors of mortgages underlying Commercial Mortgage-Backed Securities and Residential Mortgage-Backed Securities to make principal and interest payments. In such event, existing credit supports and any first loss positions may be insufficient to protect against loss of principal.

     Non-diversified Status. The Portfolio has registered as a "non-diversified" investment company which enables it to invest more than 5% of its assets in the obligations of any single issuer, subject only to the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a result of its ability to concentrate its investments in the obligations of a smaller number of issuers, the Portfolio may be more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence.

     Illiquid Securities. Liquidity of a security relates to the ability to easily dispose of securities and the price to be obtained, and does not necessarily relate to the credit risk or likelihood of receipt of cash at maturity. Illiquid securities may trade at a discount from comparable, more liquid investments. The Commercial Mortgage-Backed Securities which the Portfolio intends to acquire may be less marketable and in some instances will be considered illiquid by the Portfolio under applicable standards because of the absence of registration under the federal securities laws, contractual restrictions on transfer or the small size of the issue (relative to the issues of comparable interests).

Portfolio Turnover

     The Portfolio has no fixed policy with respect to portfolio turnover. The Portfolio does not expect to trade in securities for short-term gain. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Portfolio's securities, excluding securities having a maturity at the date of purchase of one year or less. While the Portfolio will pay commissions in connection with its options and futures transactions, the other securities in which the Portfolio invests are generally traded on a "net" basis with dealers acting as principals for their own account without a stated commission. Nevertheless, high portfolio turnover may involve correspondingly greater brokerage commissions and other transaction costs which will be borne directly by the Portfolio. It is expected that the annual portfolio turnover rate for the Portfolio will not exceed 400%, excluding securities having a maturity of one year or less. Higher portfolio turnover results in increased Portfolio expenses, including brokerage commissions, dealer mark-ups and other transaction commissions, costs on the sale of securities and on reinvestment in other securities. BlackRock will monitor the tax status of the Portfolio under the Internal Revenue Code during any period in which the annual turnover rate of the Portfolio exceeds 100%. To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Portfolio's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected. See "Portfolio Transactions" in the Statement of Additional Information.


MANAGEMENT

--------------------------------------------------------------------------------

Board of Trustees

     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. The Statement of Additional Information contains the name of each trustee and certain background information.

Adviser

     BlackRock (formerly BlackRock Financial Management L.P.) was organized in 1988. On February 28, 1995, BlackRock Financial Management L.P. sold its business to PNC Bank, National Association ("PNC Bank"). The principal business address of BlackRock is 345 Park Avenue, New York, NY 10154.

     As adviser, BlackRock, is responsible for the day-to-day management of the Portfolio, and generally makes all purchase and sale decisions regarding the investments made by the Portfolio. BlackRock also provides research and credit analysis as well as certain other services.

     Keith Anderson and Mark S. Warner are the persons primarily responsible for the day-to-day management of the Portfolio's investments.

     Keith Anderson is a Managing Director at BlackRock Financial Management, and co-head of the Portfolio Management Group. In addition, Mr. Anderson co-chairs the Investment Strategy Committee and he is a member of the firm's Management Committee. Mr. Anderson has primary responsibility for managing client portfolios and for acting as a specialist in the government and mortgage sectors. His areas of expertise include Treasuries, agencies, futures, options, swaps and a wide range of traditional and non-traditional mortgage securities.

     Prior to founding BlackRock in 1988, Mr. Anderson was a Vice President in Fixed Income Research at The First Boston Corporation. Mr. Anderson joined First Boston in 1987 as a mortgage securities and derivative products strategist working with institutional money managers. From 1983 to 1987, Mr. Anderson was a Vice President and Portfolio Manager at Criterion Investment Management Company where he had primary responsibility for a $2.8 billion fixed income portfolio and was an integral part of the firm's portfolio management team.

     Mr. Anderson has published numerous articles on fixed income strategies, including two articles in The Handbook of Fixed Income Options: "Scenario
                          -------------------------------------
Analysis and the Use of Options in Total Return Portfolio Management" and "Measuring, Interpreting, and Applying Volatility within the Fixed Income Market." Mr. Anderson received a Bachelor of Science in Economics and Finance from Nichols College in 1981 and an M.B.A. from Rice University in 1983.

     Mark S. Warner, CFA, is a Vice President of BlackRock with primary responsibility for managing client portfolios. Mr. Warner specializes in investing in the commercial mortgage and non-agency residential mortgage sectors. Mr. Warner has been a co-manager of the Portfolio since July 1996.

     Prior to joining BlackRock in 1993, Mr. Warner was a director in the Capital Markets Unit of the Prudential Mortgage Capital Company. Mr. Warner joined the Prudential Mortgage Capital Company in 1987, and was initially responsible for asset/liability strategies for the $7 billion participating annuity segment. Mr. Warner joined Prudential's Commercial Real Estate Division in 1989, where he was responsible for the sale of commercial whole loans, purchases of private placement mortgage-backed securities and securitization opportunities within the

Prudential's $25 billion non-residential portfolio. Between 1989 and 1993, Mr. Warner successfully structured and executed securitization of approximately $2 billion of non-residential mortgages. Mr. Warner previously worked in the fixed income department at PaineWebber.

     Mr. Warner earned a B.A. degree in political science from Columbia University in 1983 and an M.B.A. degree in finance and marketing from Columbia Business School in 1987. Mr. Warner received his Chartered Financial Analyst designation in 1993.

     For the services provided and expenses assumed by it, BlackRock is entitled to receive from the Portfolio a fee computed daily and payable monthly at an annualized rate of .25% of the Portfolio's average daily net assets. From time to time BlackRock may waive all or any portion of its advisory fee for and may reimburse expenses of the Portfolio. The Adviser has advised the Fund that it will cap the Portfolio's expenses (other than advisory fees) at no more than
 .12% of average net assets per year.  See "Introduction--Expense Table."

     Since its commencement of operations, the Portfolio has paid investment advisory fees at the annual rate of .25% of the Portfolio's average daily net assets.

Administrators

     CCG, whose principal business address is 345 Park Avenue, New York, New York 10154, PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and CDI, whose principal business address is Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961, serve as the Fund's co-administrators. CCG and PFPC are indirect wholly-owned subsidiaries of PNC Bank Corp. CDI is a wholly-owned subsidiary of Provident Distributors, Inc. ("PDI"). A majority of the outstanding stock of PDI is owned by its officers.

     The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for these services, CCG is entitled to receive a fee, computed daily and payable monthly, at an annual rate of .03% of the Portfolio's average daily net assets, and PFPC and CDI are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion. From time to time the Administrators may waive all or any portion of the administration fees for the Portfolio.

 Transfer Agent, Dividend Disbursing Agent and Custodian

     PNC Bank serves as the Fund's custodian and PFPC serves as the Fund's transfer agent and dividend disbursing agent.

Expenses

     Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to BlackRock and the Administrators, transfer agency fees, fees and expenses of officers and trustees who are not affiliated with BlackRock or the Distributor or any of their affiliates, taxes, interest, legal fees, custodian fees, auditing fees, certain fees and expenses in registering and qualifying the Portfolio and its Shares for distribution under Federal and state securities laws, expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and trustees and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by BlackRock or the Administrators under their respective agreements with the Fund. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Board of Trustees in a manner the Board determines to be fair and equitable.

Portfolio Transactions

     The Portfolio's adviser may consider a number of factors in determining which brokers to use in purchasing or selling portfolio securities. These factors, which are more fully discussed in the Statement of Additional Information, include, but are not limited to, research services, sales of shares of the Fund, the reasonableness of commissions and quality of services and execution. Brokerage transactions for the Portfolio may be directed through registered broker/dealers ("Authorized Dealers") who have entered into dealer agreements with the Distributor, subject to the requirements of best execution.

Banking Laws

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such company as agent for and upon the order of customers. PNC Bank, BlackRock, CCG, PFPC and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Fund and the holders of its Shares, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operations with respect to its Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any investor.


PURCHASE AND REDEMPTION OF SHARES

--------------------------------------------------------------------------------

Distributor

     Shares of the Portfolio are offered on a continuous basis for the Fund by the distributor, Compass Distributors, Inc. (the "Distributor"). The Distributor is a registered broker/dealer with principal offices at Four Falls Corporate Center, 6th Floor, West Conshohocken, PA 19428-2961.

     The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act. The Fund is not required or permitted under the Plan to make distribution payments with respect to the Portfolio's Shares. However, the Plan permits CDI, BlackRock, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them which, subject to applicable NASD regulations, may include contributions to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsorship of various educational programs, sales contests and promotions in which participants may receive reimbursement of expenses, entertainment and prizes such as travel awards, merchandise and cash. For further information, see "Investment Advisory, Administration, Distribution, and Servicing Arrangements" in the Statement of Additional Information.

Purchase of Shares

     Shares of the Portfolio are offered without a sales load on a continuous basis to Institutions at the net asset value per share of the Portfolio next computed after an order and payment are received in proper form by PFPC. Dividends will commence accruing on that day. Shares may be purchased on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders may be transmitted by telephoning PFPC at (800) 441-7379. The Fund may in its discretion reject any order for Shares.

     Payment for Shares may be made only in Federal funds or other funds immediately available to the Fund's custodian. Normally, payments for Shares should be received by PFPC no later than 12:00 Noon (Eastern Time). The minimum initial investment by an Institution is $50 million. There is no minimum subsequent investment.

Redemption of Shares

     Redemption orders may be transmitted to PFPC by telephone at (800) 441-7379. Shares are redeemed at the net asset value per share of the Portfolio next determined after PFPC's receipt of the redemption request in proper order, and dividends will not accrue after the day on which the redemption is effectuated. The Fund, the Administrators and the Distributor will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and its service providers will not be liable for any loss, liability, cost or expense for acting upon telephone instructions that are reasonably believed to be genuine in accordance with such procedures.

     The date on which a redemption request is received will be the date specified if the redemption request specifies a particular date in the future for its effectiveness. The Fund expects to pay all redemption requests made with at least thirty (30) days' advance notice in cash. Redemption requests in excess of $250,000 by any single shareholder from the Portfolio within any three-month period may be paid in kind unless the Fund has received at least thirty (30) days' advance notice and will be paid in kind if the redeeming shareholder so requests and such payment will not adversely affect other shareholders. Shareholders who receive redemptions in kind will incur additional expense and delay in disposing of such securities and the value of such securities may decline during the disposition period.

     If a proper redemption request is received prior to 12:00 noon (Eastern time) on any Business Day payment of the redemption price will ordinarily be wired to the shareholder's bank on the first business day subsequent to the 30-day advance notice redemption request in the case of the Portfolio. If the request is received after 12:00 noon (Eastern time) payment will ordinarily be wired to the shareholder's bank within two Business Days subsequent to the 30-day advance notice redemption request. Redemption proceeds will be sent by wire only to the bank named on the shareholder's application form. A shareholder may change the wire instructions on the application form by writing to PFPC with an appropriate signature guarantee.

     During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Institution is unable to contact PFPC by telephone, the Institution may also deliver the redemption request to PFPC by mail at 400 Bellevue Parkway, Wilmington, DE 19809.

     The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of Shares) for such periods as are permitted under the 1940 Act. The Fund may also redeem Shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.


NET ASSET VALUE

--------------------------------------------------------------------------------

     The net asset value for the Portfolio is calculated as of the close of trading on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by adding the value of all its securities, cash and other assets, subtracting the liabilities and dividing by the total number of Shares outstanding. The net asset value per Share of the Portfolio is determined independently of the Fund's other portfolios.

     The value of securities held by the Portfolio is based upon market quotations or, if market quotations are not readily available, the securities are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

     The Portfolio may use a pricing service, bank or broker/dealer experienced in such matters to value the Portfolio's securities. A more detailed discussion of net asset value and security valuation is contained in the Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

--------------------------------------------------------------------------------

     The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. For dividend purposes, the Portfolio's investment income available for distribution to holders of Institutional Shares is reduced by accrued expenses directly attributable to the Portfolio and the general expenses of the Fund prorated to the Portfolio on the basis of its relative net assets. All distributions are reinvested at net asset value in the form of additional full and fractional Shares of the Portfolio unless an Institution elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Portfolio is declared daily. All such dividends are paid not later than ten days after the end of each month and within seven days after redemption of all of a shareholder's Shares in the Portfolio. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.


TAXES

--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

     The Portfolio will elect to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it generally will be relieved of Federal income tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital), regardless of whether such distributions are paid in cash or reinvested in additional Shares.

     Distributions paid out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his Shares and whether such gain was reflected in the price paid for the Shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, provided the dividends are paid during January of the following year.

     A taxable gain or loss may be realized by a shareholder upon the redemption, transfer or exchange of Portfolio Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange.

     Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Portfolio. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the Federal income tax consequences described above. Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.


DESCRIPTION OF SHARES

--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. On January 12, 1996, the Fund changed its name from "The PNC Fund" to "Compass Capital Funds." The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in 31 investment portfolios. This Prospectus describes the Institutional Shares of the Multi-Sector Mortgage Securities Portfolio III, which is classified as a non-diversified company under the 1940 Act. For information regarding other portfolios of the Fund, contact the Distributor by phone at (800) 998-7633 or at the address listed in "Purchase and Redemption of Shares--Distributor."

     Each share of the Portfolio has a par value of $.001, represents an equal proportionate interest in the Portfolio and is entitled to such dividends and distributions earned on the Portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or as determined by the Board of Trustees. The Fund does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

     On November 30, 1996, PNC Bank held of record approximately 70% of the Fund's outstanding shares, as trustee on behalf of individual and institutional investors, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.


OTHER INFORMATION

--------------------------------------------------------------------------------

Reports and Inquiries

     Shareholders will receive unaudited semi-annual financial statements and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19885-9628, toll-free (800) 441-7764 (in Delaware call collect (302) 791-1104).

Performance Information

     From time to time, total return and yield data for Shares of the Portfolio may be quoted in advertisements or in communications to Institutions. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Shares of the Portfolio over the measuring period. Total return may also be calculated on an aggregate total return basis. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gain distributions made by the Portfolio during the period relating to Shares are reinvested in Shares.

     The yield of Shares of the Portfolio is computed based on the net income of the Portfolio allocated to such Shares during a 30-day (or one month) period, which period will be identified in connection with the particular yield quotation. More specifically, the yield of Shares of the Portfolio is computed by dividing the Portfolio's net income per share allocated to such Shares during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis.

     Performance data of Shares of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. In addition, certain indexes may be used to illustrate historic performance of select asset classes. For example, the total return and/or yield of Shares of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the Salomon Broad Investment Grade Index, the T-Bill Index and the "stocks, bonds and inflation index" published annually by Ibbotson Associates. Performance information may also include evaluations of the Portfolio and their Shares published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

     In addition to providing performance information that demonstrates the actual yield or returns of Shares of the Portfolio over a particular period of time, the Portfolio may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan.

     Performance quotations of Shares of the Portfolio represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in Shares of the Portfolio will fluctuate so that a shareholder's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Shares of the Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by brokers or other institutions directly to their customer accounts in connection with investments in Shares will not be included in the Portfolio's calculations of yield and total return.

                                  APPENDIX A

     The following summarizes the ratings used for debt securities:

DESCRIPTION OF MOODY'S BOND RATINGS:

          "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

          "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

          Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

          (P)...- When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

          Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

DESCRIPTION OF S&P BOND RATINGS:

          "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

          "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AA issues only in small degree.

          "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

          "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

          "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          B -- Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          CCC -- Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          CC -- The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

          C -- The rating "C" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

          CI - The rating "CI" is reserved for income bonds on which no interest is being paid.

          D -- Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

          Standard & Poor's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AA, CC, C, CI and D categories.


DESCRIPTION OF DUFF & PHELPS' BOND RATINGS:

          AAA - Bonds rated AA are of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA -- Bonds rated AA have high credit quality with strong protection factors. Risk is modest.

          A -- Bonds rated A have average but adequate protection factors. Risk factors are greater and more variable in times of economic stress than AA or AA.

          BBB -- Bonds rated BBB exhibit below average protection factors, but still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          BB -- Bonds rated BB are below investment grade, but deemed likely to meet obligations when due.

          B -- Bonds rated B are below investment grade and possessing risk that obligations will not be met when due.

          CCC -- Bonds rated CCC are well below investment grade. They may be in default or have considerable uncertainty as to timely payment of principal, interest or preferred dividends.

          DD -- Bonds rated DD are defaulted debt obligations.

          Duff & Phelps' letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AA, CCC and DD categories.


DESCRIPTION OF FITCH BOND RATINGS:

          AAA -- Bonds rated AA are considered investment grade and of the highest quality. The ability to pay interest and principal is exceptionally strong and unlikely to be affected by reasonably foreseeable events.

          AA -- Bonds rated AA are considered investment grade and very high credit quality.

          A -- Bonds rated A are considered investment grade and of high credit quality. The ability to pay interest and principal is strong, but may be vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB -- Bonds rated BBB are considered investment grade and satisfactory credit quality. The likelihood that these bonds will fall below investment grade, however, is higher than for bonds with higher ratings.

          BB -- Bonds rated BB are considered speculative. The ability to pay interest and principal may be affected over time by adverse economic changes.

          B -- Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the issuer's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

          CCC -- Bonds rated CCC have certain identifiable characteristics which, if not remedied, may lead to default.

          CC -- Bonds rated CC are minimally protected. Default seems probable over time.

          C -- Bonds rated C are in imminent default in payments of interest or principal.

          DDD, DD and D -- Bonds rated in any of these categories are in default on interest and/or principal payments.

          Fitch's letter ratings may be modified by the addition of a plus or minus sign, which is used to show relative standing within the major rating categories, except in the AAA category.

                                   APPENDIX B

                      GENERAL CHARACTERISTICS AND RISKS OF
                  ADDITIONAL INVESTMENT MANAGEMENT TECHNIQUES

          In order to manage the risk of its securities portfolio, including duration management, or to enhance income or gain as described above, the Portfolio will engage in Additional Investment Management Techniques. The Portfolio will engage in such activities in the Adviser's discretion, and may not necessarily be engaging in such activities when movements in interest rates that could affect the value of the assets of the Portfolio occur. The Portfolio's ability to pursue certain of these strategies may be limited by applicable regulations of the CFTC and the federal income tax requirements applicable to regulated investment companies.

Put and Call Options on Securities and Indices

          The Portfolio may purchase and sell put and call options on securities and indices. A put option gives the purchaser of the option the right to sell and the writer the obligation to buy the underlying security at the exercise price during the option period. The Portfolio may also purchase and sell options on stock indices ("index options"). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the stock index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option. The purchase of a put option on a debt security could protect the Portfolio's holdings in a security or a number of securities against a substantial decline in the market value. A call option gives the purchaser of the option the right to buy and the seller the obligation to sell the underlying security or index at the exercise price during the option period or for a specified period prior to a fixed date. The purchase of a call option on a security could protect the Portfolio against an increase in the price of a security that it intended to purchase in the future. In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Portfolio will experience a loss in the amount of the option premium plus any related commissions. When the Portfolio sells put and call options, it receives a premium as the seller of the option. The premium that the Portfolio receives for selling the option will serve as a partial hedge, in the amount of the option premium, against changes in the value of the securities in its portfolio. During the term of the option, however, a covered call seller has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying security increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, a secured put seller retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option. The Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC Options") which are privately negotiated with the counterparty. Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options.

          The Portfolio's ability to close out its position as a purchaser or seller of an exchange-listed put or call option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers, financial institutions or other counterparties which have entered into direct agreements with the Portfolio. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the counterparty, without the intermediation of a third party such as the OCC. If the counterparty fails to make or take delivery of the securities underlying an option it has written, or otherwise settle the transaction in accordance with the terms of that option as written, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction. As the Portfolio must rely on the credit quality of the counterparty rather than the guarantee of the OCC, it will only enter into OTC Options with counterparties with the highest long-term credit ratings, and with primary United States government securities dealers recognized by the Federal Reserve Bank of New York.

          The hours of trading for options on debt securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

          Characteristics. The Portfolio may sell financial futures contracts or purchase put and call options on such futures as a hedge against anticipated interest rate changes or other market movements. The sale of a futures contract creates an obligation by the Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

          Margin Requirements. At the time a futures contract is purchased or sold, the Portfolio must allocate cash or securities as a deposit payment ("initial margin"). It is expected that the initial margin that the Portfolio will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. An outstanding futures contract is valued daily and the payment in cash of "variation margin" may be required, a process known as "marking to the market." Transactions in listed options and futures are usually settled by entering into an offsetting transaction, and are subject to the risk that the position may not be able to be closed if no offsetting transaction can be arranged.

          Limitations on Use of Futures and Options on Futures. The Portfolio's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Under such regulations the Portfolio currently may enter into such transactions without limit for bona fide hedging purposes, including risk management and duration management and other portfolio strategies.

          The Portfolio will not enter into a futures contract or related option if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of the Portfolio's liquidation value, i.e. net assets (taken at current value); provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract. The Portfolio reserves the right to comply with such different standard as may be established from time to time by CFTC rules and regulations with respect to the purchase or sale of futures contracts or options thereon.

          Segregation and Cover Requirements. Futures contracts, interest rate swaps, caps, floors and collars and listed options on securities, indices and futures contracts sold by the Portfolio are subject to segregation and coverage requirements of either the CFTC or the SEC, with the result that, if the Portfolio does not hold the security or futures contract underlying the instrument, the Portfolio will be required to segregate on an ongoing basis with its custodian, cash, U.S. government securities, or other liquid debt obligations in an amount at least equal to the Portfolio's obligations with respect to such instruments. Such amounts fluctuate as the obligations increase or decrease. The segregation requirement can result in the Portfolio maintaining securities positions it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restrict portfolio management.

     No person has been authorized to give any information or make any representations not contained in this Prospectus, or in the Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offering by the Fund or by the Distributor in any jurisdiction in which such offering may not lawfully be made.





                             --------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Introduction................................................................   3
Financial Highlights........................................................   6
Investment Policies.........................................................   8
Management..................................................................  27
Purchase and Redemption of Shares...........................................  31
Net Asset Value.............................................................  33
Dividends and Distributions.................................................  34
Taxes.......................................................................  34
Description of Shares.......................................................  35
Other Information...........................................................  36

Investment Adviser

BlackRock Financial Management, Inc.
New York, New York

Co-Administrator
Compass Capital Group, Inc.
New York, New York

Co-Administrator and Transfer Agent
PFPC Inc.
Wilmington, Delaware

Co-Administrator and Distributor
Compass Distributors, Inc.
West Conshohocken, Pennsylvania

Counsel
Drinker Biddle & Reath
Philadelphia, Pennsylvania

Independent Accountants
Coopers & Lybrand, L.L.P.
Philadelphia, Pennsylvania



                               The Multi-Sector
                                   Mortgage
                                  Securities
                                 Portfolio III






                                 Institutional
                                     Class

                                  Prospectus










                                January 1, 1997

                           COMPASS CAPITAL FUNDS(SM)

                      STATEMENT OF ADDITIONAL INFORMATION

                 MULTI-SECTOR MORTGAGE SECURITIES PORTFOLIO III


     This Statement of Additional Information provides supplementary information pertaining to Institutional Shares ("Shares") representing interests in the Multi-Sector Mortgage Securities Portfolio III (the "Portfolio") of Compass Capital Funds (the "Fund"). This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectus of the Fund relating to the Portfolio dated January 1, 1997, as amended from time to time (the "Prospectus"). The Prospectus may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated January 1, 1997. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus.

                                    CONTENTS

                                                                       Page
                                                                       ----

THE FUND........................................................          2
INVESTMENT OBJECTIVE AND POLICIES...............................          2
INVESTMENT RESTRICTIONS.........................................         12
TRUSTEES AND OFFICERS...........................................         14
INVESTMENT ADVISORY, ADMINISTRATION,
 DISTRIBUTION AND SERVICING ARRANGEMENTS........................         21
PORTFOLIO TRANSACTIONS..........................................         25
PURCHASE AND REDEMPTION INFORMATION.............................         29
VALUATION OF PORTFOLIO SECURITIES...............................         29
PERFORMANCE INFORMATION.........................................         30
TAXES...........................................................         35
ADDITIONAL INFORMATION CONCERNING SHARES........................         40
MISCELLANEOUS...................................................         41
FINANCIAL STATEMENTS............................................         42


No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or the Prospectus in connection with the offering made by the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or its distributor. The Prospectus does not constitute an offering by the Fund or by the Fund's distributor in any jurisdiction in which such offering may not lawfully be made.

                                    THE FUND

     The Fund was organized on December 22, 1988 as a Massachusetts business trust. The Portfolio originally commenced operations on October 6, 1994 as a separate investment portfolio (the "Predecessor Portfolio") of The BFM Institutional Trust Inc., which was organized as a Maryland corporation. On April 26, 1996 the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio, which had no prior operating history.

     The Fund also offers other investment portfolios which are described in separate Prospectuses and a separate Statement of Additional Information.
For information concerning these other portfolios contact the distributor at the telephone number stated on the cover page of this Statement of Additional Information.


                       INVESTMENT OBJECTIVE AND POLICIES

     For a description of the objective and policies of the Portfolio, see "Investment Policies" in the Prospectus. In accordance with the applicable provisions of the Investment Company Act of 1940 (the "1940 Act"), the Portfolio will maintain with its custodian a segregated account of liquid assets to the extent the Portfolio's obligations require segregation from the use of investment practices listed below. The following information is provided for those investors desiring information in addition to that contained in the Prospectus.

Other Investment Practices

     Interest Rate Transactions. The Portfolio may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities that the Portfolio anticipates purchasing at a later date. The Portfolio will use these transactions as a hedge or for duration or risk management. The Portfolio will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest e.g.,
                                                                         ---
an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

     The Portfolio may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted
                                    ----
out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments on the payment dates. The Portfolio will accrue the net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at all times at least equal to the accrued excess. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction.

     Futures Contracts and Options on Futures Contracts. The Portfolio may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt securities or indices or prices thereof, other financial indices and U.S. government debt securities or options on the above. The Portfolio will ordinarily engage in such transactions only for bona fide hedging, risk management (including duration management) and other portfolio management purposes.

     Calls on Securities, Indices and Futures Contracts.  The Portfolio may
sell or purchase call options ("calls") on U.S. Treasury securities, mortgage-backed securities, other debt securities, indices, and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and future contracts. A call gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security, futures contract or index at the exercise price at any time or at a specified time during the option period. All such calls sold by the Portfolio must be "covered" as long as the call is outstanding (i.e., the Portfolio must own the
                                              ----
securities or futures contract subject to the call or other securities acceptable for applicable segregation requirements). A call sold by the Portfolio exposes the Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security, index or futures contract and may require the Portfolio to hold a security or futures contract which it might otherwise have sold. The purchase of a call gives the

Portfolio the right to buy a security, futures contract or index at a fixed price. Calls on futures on U.S. Treasury securities, Mortgage-Backed Securities, other debt securities and Eurodollar instruments must also be covered by deliverable securities or the futures contract or by liquid debt securities segregated to satisfy the Portfolio's obligations pursuant to such instruments.

     Puts on Securities, Indices and Futures Contracts. The Portfolio may purchase put options ("puts") that relate to U.S. Treasury securities, Mortgage-Backed Securities, other debt securities and Eurodollar instruments (whether or not it holds such securities in its portfolio), indices or futures contracts. The Portfolio may also sell puts on U.S. Treasury securities, Mortgage-Backed Securities, other debt securities, Eurodollar instruments, indices or futures contracts on such securities if the Portfolio's contingent obligations on such puts are secured by segregated assets consisting of cash or liquid debt securities having a value not less than the exercise price. The Portfolio will not sell puts if, as a result, more than 50% of the Portfolio's assets would be required to cover its potential obligations under its hedging and other investment transactions. In selling puts, there is a risk that the Portfolio may be required to buy the underlying instrument at a price higher than the current market price.

     When-Issued and Forward Commitment Securities. The Portfolio may also purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Portfolio will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Portfolio disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss. At the time the Portfolio enters into a transaction on a when-issued or forward commitment basis, it will segregate with its custodian liquid assets with a value not less than the value of the when-issued or forward commitment securities. The value of these assets will be monitored daily to ensure that their marked to market value will at all times equal or exceed the corresponding obligations of the Portfolio. There is always a risk that the securities may not be delivered and that the Portfolio may incur a loss. Settlements in the ordinary course, which typically occur monthly for mortgage-related securities, are not treated by the Portfolio as when-issued or forward commitment transactions and accordingly are not subject to the foregoing restrictions.

     Repurchase Agreements. The Portfolio may invest temporarily, without limitation, in repurchase agreements, which are agreements pursuant to which securities are acquired by the Portfolio from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Portfolio is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities and will be entered into in accordance with the requirements of the SEC. The Portfolio may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the supervision of the Fund's Board of Trustees. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Portfolio to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

     The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Portfolio will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Portfolio's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Portfolio may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

     Restricted and Illiquid Securities. The Portfolio may purchase certain restricted securities ("Rule 144A securities") eligible for sale to qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933. Rule 144A provides an exemption from the registration requirements of the Securities Act of 1933 for the resale of certain restricted securities to qualified institutional buyers. One effect of Rule 144A is that certain restricted securities may now be liquid, though no assurance can be given that a liquid market for Rule 144A securities will develop or be maintained. The Portfolio's holdings of Rule 144A securities which are liquid securities will not be subject to its limitation on investment in illiquid securities. The Fund's Board of Trustees has adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A are liquid or illiquid. The Board of Trustees will periodically review the Portfolio's purchases and sales of Rule 144A securities.

Other Investments

     U.S. Government Securities

     U.S. Government securities include:

               1. U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States.

               2. Securities issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing such obligations are the Federal Housing Administration, the Government National Mortgage Association ("GNMA"), the Department of Housing and Urban Development, the Export-Import Bank, the Farmers Home Administration ("FHA"), the General Services Administration, the Maritime Administration and the Small Business Administration. The maturities of such obligations range from three months to 30 years.

               3. Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentalities may borrow, to meet its obligations, from the U.S. Treasury. Among the agencies and instrumentalities issuing such obligations are the Tennessee Valley Authority, the Federal National Mortgage Association ("FNMA"), the Federal Home Loan Mortgage Corporation ("FHLMC") and the U.S. Postal Service.

               4. Securities issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but which are backed by the credit of the issuing agency or instrumentality. Among the agencies and instrumentalities issuing such obligations are the Federal Farm Credit System and the Federal Home Loan Bank.

     Neither the value nor the yield of the Portfolio's shares or of the U.S. Government securities which may be invested in by the Portfolio are guaranteed by the U.S. Government. Such values and yield will fluctuate with changes in prevailing interest rates and other factors. Generally, as prevailing interest rates rise, the value of any U.S. Government securities held by the Portfolio will fall. Such securities with longer maturities generally tend to produce higher yields and are subject to greater market fluctuation, as a result of changes in interest rates, than debt securities with shorter maturities.

     Mortgage-Backed Securities

     As discussed in the Prospectus, the Mortgage-Backed Securities purchased by the Portfolio evidence an interest in a specific pool of mortgages. Such securities are issued by GNMA, FNMA and FHLMC and by private issuers, such as depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

     GNMA Certificates. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the "Housing Act"), authorized GNMA to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration under the Housing Act, or Title V of the Housing Act of 1949 ("FHA Loans"), or guaranteed by the Veterans' Administration under the Servicemen's Readjustment Act of 1944, as amended ("VA Loans"), or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under the guarantee. In order to meet its obligations under such guarantee, GNMA is authorized to borrow from the U.S. Treasury with no limitations as to amount.

     The GNMA certificates will represent a pro-rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multi-family residential properties under construction; (vi) mortgage loans on completed multi-family projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ("buydown" mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and
(ix) mortgage-backed serial notes. All of these mortgage loans will be FHA Loans or VA Loans and, except as otherwise specified above, will be fully-amortizing loans secured by first liens on one-to four-family housing units.

     FNMA Certificates. FNMA is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. FNMA was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a stockholder owned and privately managed corporation by legislation enacted in 1968. FNMA provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. FNMA acquires funds to purchase home mortgage loans from many capital market investors that may not ordinarily invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

     Each FNMA certificate will entitle the registered holder thereof to receive amounts representing such holder's pro-rata interest in scheduled principal payments and interest payments (at such FNMA certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such FNMA certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each FNMA certificate will be guaranteed by FNMA, which guarantee is not backed by the full faith and credit of the U.S. Government.

     Each FNMA certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; and (iii) adjustable rate mortgage loans.

     FHLMC Certificates. FHLMC is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the "FHLMC Act"). FHLMC was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of FHLMC currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily FHLMC certificates.

     FHLMC guarantees to each registered holder of a FHLMC certificate the timely payment of interest at the rate provided for by such FHLMC certificate, whether or not received. FHLMC also guarantees to each registered holder of a FHLMC certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. FHLMC may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of a claim by any mortgage insurer or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of FHLMC under its guarantee are obligations solely of FHLMC and are not backed by the full faith and credit of the U.S. Government.

     FHLMC certificates represent a pro rata interest in a group of mortgage loans (a "FHLMC certificate group") purchased by FHLMC. The mortgage loans underlying the FHLMC certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A FHLMC certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another FHLMC certificate group.

     Adjustable Rate Mortgage Securities. Adjustable rate mortgage securities are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates ("ARMs"). ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

     ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the mortgage. In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is utilized to reduce the then outstanding principal balance of the ARM.

     Collateralized Mortgage Obligations and Multi-Class Pass-Through Securities. Collateralized mortgage obligations or "CMOs" are debt obligations collateralized by mortgage loans or mortgage pass-through securities.
Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, "Mortgage Assets"). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through certificates. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways. Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on Mortgage-Backed securities.

     The Portfolio also may invest in, among other things, parallel-pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel-pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are parallel-pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

     The Portfolio may invest in CMO residuals. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making required payments of principal of and interest on the CMOs and related administrative expenses of the issuer.

     Types of Credit Enhancement

     Mortgage-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, those securities may contain elements of credit support, which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolio will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

     Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and

"overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

     Risk Factors Relating to Mortgage-Backed Securities

     The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Portfolio purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Alternatively, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

     Although the extent of prepayments on a pool of mortgage loans depends on various economic and other factors, as a general rule prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

                            INVESTMENT RESTRICTIONS

     The Portfolio is subject to the investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Portfolio's outstanding shares (as defined below under "Miscellaneous").

     The Portfolio may not:

          (1) invest 25% or more of the value of its total assets in any one industry (Mortgage-Backed Securities and other securities issued or guaranteed by the U.S. government or any agency or instrumentality thereof are not treated as industries); provided, however, that the Portfolio will, except for temporary defensive purposes, invest at least 25% of the value of its total assets in securities which represent interests in mortgages or liens on real property;

          (2) issue senior securities (including borrowing money, including on margin if margin securities are owned) in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) except that the Portfolio may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. The Portfolio's obligations under interest rate swaps are not treated as senior securities;

          (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with the Portfolio's investment objective and policies or the acquisition of securities subject to repurchase agreements;

          (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own shares the Portfolio may be deemed to be an underwriter;

          (5) invest for the purpose of exercising control over management of any company other than issuers of collateralized mortgage obligations;

          (6) purchase real estate or interests therein other than Commercial and Residential Mortgage-Backed Securities and similar instruments;

          (7) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Portfolio becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool; or

          (8) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Portfolio's total assets and the Portfolio's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.


                             TRUSTEES AND OFFICERS

     The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

                                                   Principal Occupation
Name and Address            Position with Fund     During Past Five Years
----------------            ------------------     ----------------------
William O. Albertini        Trustee                Executive Vice President
Bell Atlantic Corporation                          and Chief Financial
1717 Arch Street                                   Officer since February
47th Floor West                                    1995, Vice President and
Philadelphia, PA  19103                            Chief Financial Officer
Age: 53                                            from January 1991 -
                                                   February 1995, Bell Atlantic
                                                   Corporation (a diversified
                                                   telecommuni-cations company);
                                                   Chairman, President and Chief
                                                   Executive Officer from
                                                   August 1989 - January 1991,
                                                   Bell Atlantic Enterprises
                                                   International, Inc.;
                                                   Director, Group Iusacell,
                                                   S.A. de C.V. since June
                                                   1994; Director, American
                                                   Waterworks, Inc. since
                                                   May 1990; Trustee, The Carl
                                                   E. & Emily I. Weller
                                                   Foundation since October
                                                   1991.

                                                   Principal Occupation
Name and Address            Position with Fund     During Past Five Years
----------------            ------------------     ----------------------
Raymond J. Clark/1/         Trustee,               Treasurer of Princeton
Office of the Treasurer     President and          University since 1987;
Princeton University        Treasurer              Trustee, The Compass
3 New South Building                               Capital Group of Funds
P.O. Box 35                                        from 1987 to 1996;
Princeton, New Jersey 08540                        Trustee, United Way
Age: 61                                            Princeton Area
                                                   Communities from 1992-94;
                                                   Trustee, Chemical Bank, New
                                                   Jersey Advisory Board from
                                                   1994 until 1995; Trustee,
                                                   American Red Cross -
                                                   Mercer County Chapter since
                                                   1995; and Trustee, United
                                                   Way-Greater Mercer County
                                                   since 1995.

Robert M. Hernandez         Trustee                Director since 1991,
USX Corporation                                    Vice Chairman and Chief
600 Grant Street                                   Financial Officer
6105 USX Tower                                     since 1994, Executive
Pittsburgh, PA  15219                              Vice President -
Age: 52                                            Accounting & Finance and
                                                   Chief Financial Officer
                                                   from 1991 to 1994,
                                                   Senior Vice President -
                                                   Finance and Treasurer
                                                   from 1990 to 1991, USX
                                                   Corporation (a
                                                   diversified company
                                                   principally engaged in
                                                   energy and steel
                                                   businesses); Director,
                                                   ACE Limited; Trustee,
                                                   Allegheny General
                                                   Hospital and Allegheny
                                                   Health, Education and
                                                   Research Foundation;
                                                   Director, Marinette
                                                   Marine Corporation;
                                                   Director, Pittsburgh
                                                   Baseball, Inc.; and
                                                   Director and Chairman of
                                                   the Board, RMI Titanium
                                                   Company.

/1/ This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

                                                   Principal Occupation
Name and Address            Position with Fund     During Past Five Years
----------------            ------------------     ----------------------
Anthony M. Santomero        Vice Chairman          Deputy Dean from
The Wharton School          of the Board           1990 to 1994, Richard
University of Pennsylvania                         K. Mellon Professor
Room 2344                                          of Finance since April
Steinberg Hall-Dietrich                            1984, Director, Wharton
 Hall                                              Financial Institutions
Philadelphia, PA 19104-6367                        Center, since July 1995,
Age:  49                                           and Dean's Advisory
                                                   Council Member since
                                                   July 1984, The Wharton
                                                   School, University of
                                                   Pennsylvania; Associate
                                                   Editor, Journal of
                                                   Banking and Finance
                                                   since June 1978;
                                                   Associate Editor,
                                                   Journal of Economics and
                                                   Business since October
                                                   1979; Associate Editor,
                                                   Journal of Money, Credit
                                                   and Banking since
                                                   January 1980; Research
                                                   Associate, New York
                                                   University Center for
                                                   Japan-U.S. Business and
                                                   Economic Studies since
                                                   July 1989; Editorial
                                                   Advisory Board, Open
                                                   Economics Review since
                                                   November 1990; Director,
                                                   The Zweig Fund and The
                                                   Zweig Total Return Fund;
                                                   Director of Municipal
                                                   Fund for California
                                                   Investors, Inc., and
                                                   Municipal Fund for New
                                                   York Investors, Inc.

David R. Wilmerding, Jr.    Chairman               Chairman, Gee,
One Aldwyn Center           of the Board           Wilmerding &
Villanova, PA  19085                               Associates, Inc.
Age:  61                                           since February 1989;
                                                   Director, Beaver
                                                   Management Corporation;
                                                   Director, Independence
                                                   Square Income
                                                   Securities, Inc.; until
                                                   September 1988,
                                                   President, Treasurer and
                                                   Trustee, The Mutual
                                                   Assurance Company; until
                                                   September 1988,
                                                   Chairman, President
                                                   Treasurer and Director,
                                                   The Green Tree Insurance


                                                   Principal Occupation
Name and Address            Position with Fund     During Past Five Years
----------------            ------------------     ----------------------
                                                   Company (a wholly-owned
                                                   subsidiary of The Mutual
                                                   Assurance Company);
                                                   until September 1988,
                                                   Director, Keystone
                                                   State Life Insurance
                                                   Company; Director,
                                                   Trustee or Managing
                                                   General Partner of a
                                                   number of investment
                                                   companies advised by
                                                   PIMC.

Karen H. Sabath             Assistant              President, Compass
Compass Capital Group       Secretary              Capital Group, Inc.
    Inc.                                           since 1995; Managing
345 Park Avenue                                    Director of BlackRock
New York, NY  10154                                Financial Management,
 Age: 31                                           Inc. since 1993; prior
                                                   to 1993, Vice President
                                                   of BlackRock Financial
                                                   Management, Inc.

Linda Kaufmann              Assistant              Vice President and
PFPC Inc.                   Secretary              Director of Mutual
400 Bellevue Parkway                               Fund Accounting for
Wilmington, DE  19809                              Compass Capital Funds
Age: 35                                            with PFPC Inc. since
                                                   1996; Assistant Vice
                                                   President, PFPC, Inc.
                                                   from 1994-96; Senior
                                                   Accounting Officer,
                                                   PFPC, Inc. from 1990-94.

Morgan R. Jones             Secretary              Partner in the law
Philadelphia National                              firm of Drinker Biddle &
  Bank Building                                    Reath, Philadelphia,
1345 Chestnut Street                               Pennsylvania.
Philadelphia, PA 19107-3496
Age: 56

     The Fund pays trustees who are not affiliated with PNC Asset Management Group, Inc. ("PAMG") or Compass Distributors, Inc. ("CDI" or "Distributor") $10,000 annually and $275 per Portfolio for each full meeting of the Board that they attend. The Fund pays the Chairman and Vice Chairman an additional $10,000 and $5,000, respectively, for their services in such capacities. Trustees who are not affiliated with PAMG or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. No officer, director or employee of PAMG, PNC Institutional Management Corporation ("PIMC"), Provident Capital Management, Inc. ("PCM"), BlackRock Financial Management, Inc. ("BlackRock"), PNC Equity Advisors

Company ("PEAC"), CastleInternational Asset Management Limited ("CastleInternational"), PFPC Inc. ("PFPC"), Compass Capital Group, Inc. ("CCG"), Compass Distributors, Inc. ("CDI" and, collectively with PFPC and CCG, the "Administrators"), or PNC Bank, National Association ("PNC Bank" or the "Custodian") currently receives any compensation from the Fund. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each investment portfolio of the Fund.

     The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 1996:






                                                                                           Total
                                                 Pension or                                Compensation
                                                 Retirement                                from
                             Aggregate           Benefits              Estimated           Registrant and
                             Compensation        Accrued as            Annual              Fund Complex/1/
                             from                Part of Fund          Benefits upon       Paid to
Name of Person, Position     Registrant          Expenses              Retirement          Trustees
------------------------     ----------          --------              ----------          --------
Philip E. Coldwell,/*/         $ 1,875                N/A                    N/A             (4)/2/ $41,325
Trustee

Robert R. Fortune,/*/          $ 1,875                N/A                    N/A             (6)/2/ $61,325
Trustee

Rodney D. Johnson,/*/          $ 1,875                N/A                    N/A             (6)/2/ $53,325
Trustee

G. Willing Pepper,/*/          $ 3,125                N/A                    N/A             (7)/2/ $92,575
Former Chairman of
the Board

Anthony M.                     $38,025                N/A                    N/A             (6)/2/ $58,500
Santomero, Vice
Chairman of the
Board

David R. Wilmerding,           $43,025                N/A                    N/A             (7)/2/ $64,750
Jr., Chairman of the
Board

William O.
Albertini, Trustee**           $31,150                N/A                    N/A             (1)/2/ $31,150

Raymond J. Clark,              $31,150                N/A                    N/A             (1)/2/ $31,150
Trustee, President
and Treasurer**

Robert M. Hernandez,           $31,150                N/A                    N/A             (1)/2/ $31,150
Trustee**

================================================================================
1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

2. Total number of investment company boards trustee served on within the Fund Complex.

* Messrs. Coldwell, Fortune, Johnson and Pepper resigned as trustees of the Fund on January 4, 1996.

** Messrs. Albertini, Clark and Hernandez were elected as trustees by the shareholders of the Fund on January 4, 1996.


     Shareholder and Trustee Liability. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

     The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.

                     INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS

     Advisory Agreement. The advisory services provided by BlackRock and the fees received by it for such services are described in the Prospectus. As stated in the Prospectus, BlackRock may from time to time voluntarily waive its advisory fees with respect to the Portfolio and may voluntarily reimburse the Portfolio for expenses.

     BlackRock renders advisory services to the Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Contract"). Under the Advisory Contract, BlackRock is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BlackRock in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract is terminable as to the Portfolio by vote of the Board of Trustees or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days' written notice to BlackRock. BlackRock may also terminate its advisory relationship with respect to the Portfolio, on 60 days' written notice to the Fund. The Advisory Contract terminates automatically in the event of its assignment.

     For the period from April 26, 1996 through September 30, 1996, the Portfolio paid $150,034 in advisory fees to BlackRock, and BlackRock waived $31,063 in expenses.

     The Predecessor Portfolio was also advised by BlackRock. For the period from April 1, 1996 through April 25, 1996, the Portfolio paid $24,092 in advisory fees to BlackRock, and BlackRock waived $344 in expenses. For the fiscal period from July 1, 1995 to March 31, 1996 and the fiscal period from October 6, 1994 (commencement of investment operations) through June 30, 1995, the Predecessor Portfolio paid $213,047 and $189,677, respectively, in investment advisory fees to BlackRock pursuant to the prior advisory agreement. In addition, during the same periods, BlackRock waived $3,652 and $56,269, respectively, in expenses.

     Administration Agreements. The Fund has entered into a Co-Administration Agreement with CCG and a separate Administration Agreement with PFPC and CDI (the "Administration Agreements"). PFPC and CDI have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund.

     Under the Co-Administration Agreement, CCG is responsible for: (i) the supervision and coordination of the performance of the Fund's service providers;
(ii) the negotiation of service contracts and arrangements between the Fund and its service providers; (iii) acting as liaison between the trustees of the Fund and the Fund's service providers; and (iv) providing ongoing business management and support services in connection with the Fund's operations.

     The Administration Agreements provide that the Administrators will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Portfolio in connection with the performance of the Administration Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.

     For the period from April 26, 1996 through September 30, 1996, the Portfolio paid $86,204 in administrative fees to the Administrators, and the Administrators waived fees totalling $54,252.

     During the periods from April 1, 1996 through April 25, 1996 and January 13, 1996 through March 31, 1996, the Predecessor Portfolio paid $8,673 and $8,620, respectively, in administrative fees to the Administrators.

     During the period from July 1, 1995 through January 12, 1996, the Predecessor Portfolio received administrative services from PFPC. During that period, the Predecessor Portfolio paid PFPC $55,878 in administrative fees pursuant to a prior administrative agreement. Prior to July 1, 1995, the Predecessor Portfolio received administrative services from State Street Bank and Trust Company ("State Street"). During the fiscal period from October 6, 1994 (commencement of investment operations) through June 30, 1995, the Predecessor Portfolio paid $32,948 in administrative fees to State Street pursuant to a prior administration agreement.

     Custodian and Transfer Agency Agreements.  PNC Bank, National
Association ("PNC Bank") is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank or a sub-custodian (i) maintains a separate account or accounts in the name of the Portfolio, (ii) holds and transfers portfolio securities on account of the Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of the Portfolio, (iv) collects and receives all income and other payments and distributions on account of the Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning the Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. The Chase Manhattan Bank, N.A., State Street Bank and Trust Company, Barclays Bank PLC and Citibank, N.A. serve as the international sub-custodians for various portfolios of the Fund.

          For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon the Portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PNC Bank is also entitled to out-of-pocket expenses and certain transaction charges.

          PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems shares in the Portfolio, (ii) addresses and mails all communications by the Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of the Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional Shares under the Transfer Agency Agreement, PFPC is entitled to receive fees at the annual rate of .03% of the average net asset value of outstanding Institutional Shares in the Portfolio, plus per account fees and disbursements.

          Distributor and Distribution Plan. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of the Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.

          The Fund has adopted an Amended and Restated Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act on behalf of its Institutional Shares. The Plan was approved by a majority of (i) the trustees of the Fund and (ii) the trustees of the Fund who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Rule 12b-1 Trustees").

          The Fund is not required or permitted under the Plan to make distribution payments with respect to its Institutional Shares. However, the Plan permits CDI, PAMG, the Administrators and other companies that receive fees from the Fund to make payments relating to distribution and sales support activities out of their past profits or other sources available to them. The Distributor, CCG and their affiliates may pay financial institutions, broker/dealers and/or their salespersons certain compensation for the sale and distribution of shares of the Fund or for services to the Fund. These payments ("Additional Payments") may take the form of "due diligence" payments for a dealer's examination of the Portfolio and payments for providing extra employee training and information relating to the Portfolio; "listing" fees for the placement of the Portfolio on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Fund; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Distributor, CCG and their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services. The Additional Payments made by the Distributor, CCG and their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by a financial institution or broker/dealer, or may be based on a percentage of the value of shares sold to, or held by, customers of the financial institutions or dealers involved, and may be different for different institutions and dealers. Furthermore, the Distributor, CCG and their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, and may sponsor various contests and promotions subject to applicable NASD regulations in which participants may receive prizes such as travel awards, merchandise and cash.
The Distributor, CCG and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of broker/dealers, financial institutions and their salespersons in connection with educational and sales promotional programs subject to applicable NASD regulations.

          The Plan will continue from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Trustees, including a majority vote of the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated with respect to the Portfolio at any time, without penalty, by the vote of a majority of the Rule 12b-1 Trustees or by a vote of the holders of a majority of the outstanding shares of the Portfolio. The Plan may not be amended materially without the approval of the Board of Trustees, including a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for that purpose. Any modification to the Plan which would materially increase the costs borne by the Portfolio for distribution purposes pursuant to the Plan must
also be submitted to the stockholders of the Portfolio for approval.   In
addition, while the Plan remains in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of the Fund's non-interested trustees.

                             PORTFOLIO TRANSACTIONS

          The Adviser is responsible for decisions to buy and sell securities for the Portfolio, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. The securities in which the Portfolio invests are traded principally in the over-the-counter market. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a mark-up to the dealer. Securities purchased in underwritten offerings generally include, in the price, a fixed amount of compensation for the manager(s), underwriter(s) and dealer(s). The Portfolio may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. Purchases and sales of debt securities on a stock exchange are effected through brokers who charge a commission for their services.

          The Adviser's primary considerations in selecting the manner of executing securities transactions for the Portfolio will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Adviser, absent special circumstances, to pay higher commissions to a firm because it has supplied such services.

          The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Portfolio without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Adviser, and does not reduce the Adviser's normal research activities in rendering investment advice under the Advisory Contract. It is possible that the Adviser's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

          One or more of the other accounts which the Adviser manages may own from time to time the same investments as the Portfolio. Investment decisions for the Portfolio are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Adviser in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Portfolio. In other cases, however, the ability of the Portfolio to participate in volume transactions may produce better execution for the Portfolio.

          Although the Advisory Agreement contains no restrictions on portfolio turnover, it is not the policy of the Portfolio to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Portfolio will not exceed 400%, excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rate, actual turnover may be higher or lower. Higher portfolio turnover results in increased Portfolio expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The Adviser will monitor the tax status of the Portfolio under the Internal Revenue Code during periods in which the annual turnover rate of the Portfolio exceeds 100%. The portfolio turnover rate of the Portfolio is calculated by dividing the lesser of the Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year. To the extent that increased portfolio turnover results in sales at a profit of securities held less than three months, the Portfolio's ability to qualify as a "regulated investment company" under the Internal Revenue Code may be affected. See "Taxes" below.

          The Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which PAMG, PIMC, BlackRock, PNC Bank, PCM, PEAC, CastleInternational, the Administrators, the Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to PAMG, PIMC, BlackRock, PNC Bank, PCM, PEAC, CastleInternational, the Administrators, the Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

          For the period form April 26, 1996 through September 30, 1996, the Portfolio paid no brokerage commissions. In addition, for the same period, the portfolio turnover rate for the Portfolio was 19%. For the period from April 1, 1996 through April 25, 1996, the period from July 1, 1995 through March 31, 1996 and the period from October 6, 1994 (commencement of operations) through June 30, 1995, the Predecessor Portfolio paid no brokerage commissions. In addition, for the same periods, the portfolio turnover rate for the Predecessor Portfolio was 4%, 119% and 215%, respectively.

          The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 1996, the following Portfolios held the following securities:

Portfolio                     Security                      Value
---------                     --------                      -----

Money Market
------------
Goldman Sachs, LP             Variable Rate Obligation      $ 47,000,000
Lehman Brothers               Variable Rate Obligation        50,000,000
Merrill Lynch & Co.           Medium Term Note                49,997,964
Merrill Lynch & Co.           Commercial Paper                49,663,333
Morgan Stanley & Co.          Commercial Paper               114,310,431

U.S. Treasury Money Market
--------------------------
Goldman Sachs, LP             Repurchase Agreement          $ 24,000,000
Morgan Stanley & Co.          Repurchase Agreement           280,300,000
Nikko Securities Co.          Repurchase Agreement            55,000,000

Managed Income
--------------
Salomon Brothers, Inc.        Corporate Bond                $  6,616,282
Merrill Lynch & Co.           Corporate Bond                   6,904,866
Morgan Stanley & Co.          Corporate Bond                   5,106,250
Paine Webber, Inc.            Corporate Bond                   4,919,063

Balanced
--------

Salomon Brothers, Inc.        Corporate Bond                $    315,480
Merrill Lynch & Co.           Corporate Bond                   1,448,661


Portfolio               Security                        Value
---------               --------                        -----

Low Duration Bond
-----------------
Lehman Brothers         Corporate Bonds                 $3,685,520
Merrill Lynch & Co.     Corporate Bonds                     71,118
Morgan Stanley & Co.    Corporate Bonds                    413,409

Core Bond
---------
Goldman Sachs, LP       Corporate Bonds                 $2,827,706
Merrill Lynch & Co.     Corporate Bonds                    374,118

Intermediate Bond
-----------------
Goldman Sachs, LP       Corporate Bonds                 $1,884,978
Merrill Lynch & Co.     Corporate Bonds                  1,196,431

                      PURCHASE AND REDEMPTION INFORMATION

          Institutional Shares of the Portfolio are sold at the net asset value per share next determined after a purchase order is received.

          The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of the Portfolio.

          Under the 1940 Act, the Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

          In addition to the situations described in the Prospectus, the Fund may redeem shares involuntarily to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.

                       VALUATION OF PORTFOLIO SECURITIES

          In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

                            PERFORMANCE INFORMATION

          Total Return. For purposes of quoting and comparing the performance of shares of the Portfolio to the performance of other mutual funds and to stock or other relevant indexes in advertisements, sales literature, communications to shareholders and other materials, performance may be stated in terms of total return. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                           ERV  /1/n/
                    T = [(-----)     - 1]
                            P
          Where:    T =  average annual total return.

                  ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

                    P =  hypothetical initial payment of $1,000.

                    n = period covered by the computation, expressed in terms of years.

     Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

     The total returns for the Portfolio include performance information for the Predecessor Portfolio for periods prior to April 26, 1996, the date on which the assets and liabilities of the Predecessor Portfolio were transferred to the Portfolio. Based on the foregoing, the total returns for the Portfolio were as follows:


                            Aggregate Total    Average Annual
                                Return          Total Return
                            ---------------   -----------------

                                For the
                             Twelve Months     From Commencement
                                 Ended          of Operations to
                                9/30/96           9/30/96/(1)/
                                -------           -----------

                                 6.45%               10.77%
                                 -----               ------

-------------------------

/(1)/  Predecessor Portfolio commenced investment operations on October 6, 1994.

     The Portfolio may also from time to time include in advertisements, sales literature, communications to shareholders and other materials a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Portfolio's shares with other performance measures. For example, in comparing the total return of the Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Salomon Broad Investment Grade Index, as appropriate, the Portfolio may calculate the aggregate total return for its shares for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in the Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

     In addition to average annual total returns, the Portfolio may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph or similar illustration.

     Yield. The Portfolio may advertise its yield on its Institutional Shares. Under the rules of the SEC, the Portfolio must calculate yield using the following formula:


                      a-b
          YIELD = 2[(----- +1)/6/ - 1]
                      cd

          Where:    a =  dividends and interest earned during  the period.

                    b =  expenses accrued for the period (net of
                         reimbursements).

                    c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

                    d = the maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by the Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

     With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) the Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

     Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.

     The annualized yield for the 30-day period ended September 30, 1996 for the Portfolio was 7.54%.

          Other Information Regarding Investment Returns. In addition to providing performance information that demonstrates the total return or yield of Institutional Shares of the Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan. As illustrated below, the Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in the Portfolio.

            [CHART ILLUSTRATING THE COMPOUNDING EFFECT OF DIVIDEND
                          REINVESTMENTS APPEARS HERE]


     Miscellaneous. Performance information for the Portfolio assumes the reinvestment of dividends and distributions. Performance information may reflect fee waivers that subsidize and reduce the total operating expenses of the Portfolio. In these cases, the Portfolio's return would be lower if there were not such waivers.

     Yield on shares of the Portfolio will fluctuate daily and does not provide a basis for determining future yield. Because yield will fluctuate, it cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by authorized dealers and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolio.

     As stated above, the Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on an investment in the Portfolio are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of the Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Portfolio, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of the Portfolio), as well as the views of BlackRock as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Portfolio. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of the Portfolio. In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in the Portfolio. Such advertisements or communications may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                     TAXES

     The following is only a summary of certain additional tax considerations generally affecting the Portfolio and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Portfolio or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

     The Portfolio will elect to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, the Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investment in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of stock, securities and certain other investments (including securities and forward foreign currency exchange contracts, but only to the extent that such contracts are not directly related to the Portfolio's principal business of investing in stock or securities) held for less than three months (the "Short-Short Gain Test"). Future Treasury regulations may provide that foreign currency gains that are not "directly related" to the Portfolio's principal business of investing in stock or securities will not satisfy the Income Requirement. Interest (including original issue discount and "accrued market discount") received by the Portfolio at maturity or upon disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security held for less than three months for purposes of the Short-Short Gain Test. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

     Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any taxable distribution from the Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

     The Portfolio intends to distribute to shareholders any of its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Net capital gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether net capital gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

     It is expected that distributions from the Portfolio will generally not qualify for the "dividends received" deduction for corporate shareholders.

     Ordinary income of individuals will be taxable at a maximum marginal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum nominal rate of 35%. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

     Generally, futures contracts held by the Portfolio at the close of the Portfolio's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time the Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by the Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, the Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, the Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

     Under the Federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income for a taxable year must be derived from gains realized on the sale or other disposition of securities held for less than three months. The Internal Revenue Service has issued a private letter ruling with respect to certain other investment companies to the following effect: gains realized from a futures contract to purchase or to sell will be treated as being derived from a security held for three months or more regardless of the actual period for which the contract is held if the gain arises as a result of a constructive sale of the contract at the end of the taxable year as described above, and will be treated as being derived from a security held for less than three months only if the contract is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months elapses between the date the contract is acquired and the termination date. Although private letter rulings are not binding on the Internal Revenue Service with respect to the Portfolio, the Fund believes that the Internal Revenue Service would take a comparable position with respect to the Portfolio. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of the Portfolio's futures contracts and securities that qualify as part of a "designated hedge," as defined in the Code, may be netted.

     If for any taxable year the Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions will be taxable as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of the each calendar year to avoid liability for this excise tax.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolio each year.

     The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

     Although the Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the Federal income tax consequences described above.


                   ADDITIONAL INFORMATION CONCERNING SHARES

     Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of Portfolio or class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

     There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund will be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

     The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

                                 MISCELLANEOUS

          Counsel. The law firm of Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as the Fund's counsel.

          Independent Accountants. Coopers & Lybrand L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's independent accountants.

          Five Percent Owners. The name, address and percentage ownership of each person that on November 30, 1996 owned of record or beneficially 5% or more of the outstanding shares of the Portfolio was as follows: Ameritech Pension Trust, c/o Harris Trust & Savings Bank, 111 West Monroe 5W, Chicago, IL 60603, 99.98%.

          On November 30, 1996, PNC Bank held of record approximately   70% of
the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.


          Banking Laws. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. BlackRock, CCG, PFPC and PNC Bank are subject to such banking laws and regulations.

          BlackRock, CCG, PFPC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

          Shareholder Approvals. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" means, with respect to the approval of the Portfolio's investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of
(1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.



                              FINANCIAL STATEMENTS

          The audited financial statements for the Portfolio contained in its Annual Report to Shareholders for the period ended September 30, 1996 (the "1996 Annual Report") are incorporated by reference in this Statement of Additional Information. No other parts of the 1996 Annual Report are incorporated by reference herein. The financial statements included in the 1996 Annual Report have been audited by the Fund's independent accountant, Coopers & Lybrand L.L.P., except for the financial statements and financial highlights covering the periods ended March 31, 1996 and June 30, 1995 which have been audited by other auditors. The reports of Coopers & Lybrand L.L.P. are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Additional copies of the Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

          The financial statements included in the 1996 Annual Report for the period from October 6, 1994 through June 30, 1995 and for the nine month period ended March 31, 1996 have been audited by the former independent accountants of the Predecessor Portfolio, Deloitte & Touche, L.L.P., whose report thereon is also incorporated herein by reference. Such financial statements have been incorporated herein by reference in reliance on the reports of Coopers & Lybrand L.L.P. and Deloitte & Touche, L.L.P. given upon their authority as experts in accounting and auditing.